UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 28, 2007
                                                 -------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
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             (Exact name of sponsors as specified in their charters)

        New York                 333-140804-05                    13-3789046
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(State or other             (Commission File Number             (IRS Employer
jurisdiction                   of issuing entity)               Identification
of incorporation                                               No. of depositor)
of depositor)

      270 Park Avenue
      New York, New York                                             10017
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(Address of principal executive offices of depositor)            (Zip Code of
                                                                  depositor)

Depositor's telephone number, including area code      (212) 834-9280
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On September 28, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 28, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc., as master servicer, Centerline Servicing Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X-2, Class A-M, Class A-MFL and Class A-J Certificates, having an aggregate initial principal amount of $2,187,168,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated September 25, 2007, by and among the Depositor and the Underwriters.

      On September 28, 2007, the Class X-1, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T, Class NR, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase Agreement, dated Septemer 25, 2007, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, N.A. and CIBC Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated September 25, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, CIBC World Markets Corp. for itself as one of the underwriters and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 28, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc., as master servicer, Centerline Servicing Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of September 28, 2007, between JPMorgan Chase Bank, N.A. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, N.A.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of September 28, 2007, between CIBC Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC Inc.

Exhibit 10.3 ISDA Master Agreement, dated as of September 28, 2007, between JPMorgan Chase Bank, N.A. and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 (included as Exhibit GG to Exhibit 4).

Exhibit 10.4 Schedule to the ISDA Master Agreement, dated as of September 28, 2007, between JPMorgan Chase Bank, N.A. and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 (included as Exhibit GG to Exhibit 4).

Exhibit 10.5 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated September 28, 2007, between JPMorgan Chase Bank, N.A. and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 (included as Exhibit GG to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2007                J.P. MORGAN CHASE COMMERCIAL
                                        MORTGAGE SECURITIES CORP.

                                        By: /s/ Emanuel Chrysoulakis
                                           -------------------------------------
                                           Name: Emanuel Chrysoulakis
                                           Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------
1                      Underwriting Agreement, dated                   (E)
                       September 25, 2007, by and among J.P.
                       Morgan Chase Commercial Mortgage
                       Securities Corp., as depositor, CIBC
                       World Markets Corp. for itself as one
                       of the underwriters and J.P. Morgan
                       Securities Inc., for itself and as
                       representative of CIBC World Markets
                       Corp., Credit Suisse Securities (USA)
                       LLC and Lehman Brothers Inc., as
                       underwriters.

4                      Pooling and Servicing Agreement, dated          (E)
                       as of September 28, 2007, by and among
                       J.P. Morgan Chase Commercial Mortgage
                       Securities Corp., as depositor,
                       Midland Loan Services, Inc., as master
                       servicer, Centerline Servicing Inc.,
                       as special servicer, and Wells Fargo
                       Bank, N.A., as trustee and as paying
                       agent.

10.1                   Mortgage Loan Purchase Agreement,               (E)
                       dated as of September 28, 2007,
                       between JPMorgan Chase Bank, N.A. and
                       J.P. Morgan Chase Commercial Mortgage
                       Securities Corp., relating to the
                       mortgage loans sold to the depositor
                       by JPMorgan Chase Bank, N.A.

10.2                   Mortgage Loan Purchase Agreement,               (E)
                       dated as of September 28, 2007,
                       between CIBC Inc. and J.P. Morgan
                       Chase Commercial Mortgage Securities
                       Corp., relating to the mortgage loans
                       sold to the depositor by CIBC Inc.

10.3                   ISDA Master Agreement, dated as of              (E)
                       September 28, 2007, between JPMorgan
                       Chase Bank, N.A. and J.P. Morgan
                       Chase Commercial Mortgage Securities
                       Trust 2007-CIBC20 (included as Exhibit
                       GG to Exhibit 4).

10.4                   Schedule to the ISDA Master Agreement,          (E)
                       dated as of September 28, 2007,
                       between JPMorgan Chase Bank, N.A. and
                       J.P. Morgan Chase Commercial Mortgage
                       Securities Trust 2007-CIBC20 (included
                       as Exhibit GG to Exhibit 4).

10.5                   Confirmation for U.S. Dollar Interest           (E)
                       Rate Swap Transaction under 1992
                       Master Agreement, dated September 28,
                       2007, between JPMorgan Chase Bank,
                       N.A. and J.P. Morgan Chase Commercial
                       Mortgage Securities Trust 2007-CIBC20
                       (included as Exhibit GG to Exhibit 4).